UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 17, 2004
                                                ______________________________


                       Peoples Community Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)



        Maryland                       000-29949                 31-1686242
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                       45069
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     (513) 870-3530
                                                  ____________________________


                                 Not Applicable
______________________________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

     On December 17, 2004, Peoples Community Bancorp, Inc. ("PCB") , Peoples Community Bank ("Peoples"), American State Corporation ("ASC") and American State Bank ("American") entered into an Agreement and Plan of Merger, dated December 17, 2004 (the "Agreement"), which sets forth the terms and conditions under which ASC will merge with and into Peoples (the "Merger").

     The Agreement provides, among other things, that upon consummation of the Merger, each outstanding share of Class A and Class B common stock, no par value, of ASC (the "ASC Common Stock") (other than shares (i) as to which dissenter's rights have been asserted and duly perfected in accordance with Indiana law and (ii) held by ASC (including treasury shares) or PCB or Peoples other than in a fiduciary capacity) shall, by virtue of the Merger, and without any action by the holder thereof, be converted into the right to receive $4.79 in cash. In addition, holders of ASC Common Stock shall have a proportionate interest in funds, if any, remaining in the escrow account to be established in accordance with a Holdback Escrow Agreement attached to the Agreement as Exhibit D. Based on the outcome of certain specific events as set forth in the Holdback Escrow Agreement, primarily related to the performance of certain loans or other assets of ASC, holders of ASC Common Stock may receive up to an additional $.82 per share. The Agreement also provides that upon consummation of the Merger, each share of preferred stock of ASC shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive $1,000 in cash.

     In addition, each director of ASC entered into a Stockholder Agreement with PCB, pursuant to which each such person agreed, among other things, to vote his or her shares of ASC Common Stock in favor of the Agreement at a meeting of stockholders of ASC to be called to consider and approve the Agreement.

     Completion of the Merger is subject to a number of customary conditions, including, but not limited to, (a) the approval of the Agreement by the shareholders of ASC and (b) the receipt of requisite regulatory approvals by the applicable federal and state regulatory agencies.

     For additional information, reference is made to the Company's press release dated December 17, 2004, which is included as Exhibit
99.1 hereto and is incorporated herein by reference thereto.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits


          The following exhibit is filed herewith.


          Exhibit Number   Description
          --------------   --------------------------------------
          2.1              Agreement and Plan of Merger, dated
                           December 17, 2004 by and among
                           Peoples Community Bancorp, Inc.,
                           Peoples Community Bank, American
                           State Corporation and American State
                           Bank, including the related Holdback
                           Escrow Agreement

          10.1             Stockholder Agreement between Peoples
                           Community Bancorp, Inc., and the
                           directors of American State
                           Corporation.

          99.1             Press release dated December 17, 2004


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.



Date:  December 22, 2004      By: /s/Jerry D. Williams
                                  ---------------------------------
                                  Jerry D. Williams
                                  President and Chief Executive Officer